The Empire Builder Tax Free Bond Fund
                      Supplement dated July 29, 2008 to the
             Statement of Additional Information dated June 27, 2008

This Supplement provides corrected information about the record date of ownership of the outstanding securities of the Fund on page 14 of the Statement of Additional Information.

As of June 2, 2008, to the knowledge of the Administrator, the Officers and the Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund and no one shareholder owned 5% or more of the outstanding shares of the Fund.






    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.